SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2010 (April 30, 2010)

Kun Run Biotechnology, Inc.
(Exact name of registrant as specified in Charter)

Nevada	333-141384	98-0517550
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Free Trade Zone
168 Nanhai Avenue, Haikou City
Hainan Province, China 570216
(Address of Principal Executive Offices)

86-898-6680-2207
(Issuer Telephone number)

Aspen Racing Stables, Inc.
(Former name and former address, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 30, 2010 (the “Closing Date”), Kun Run Biotechnology, Inc. (the “Company”) consummated the transaction contemplated by that certain Securities Purchase Agreement (“Securities Purchase Agreement”) dated April 17, 2010 by and among the Company, Caduceus Asia Partners, L.P., an investment fund managed by OrbiMed (the “Purchaser”), and Mr. Xueyun Cui, the Chairman of the Company’s Board of Directors and the majority stockholder of the Company (the “Key Stockholder”), under the terms of which the Purchaser agreed to purchase and the Company agreed to issue of up to $8,000,000 of units of the Company (each a “Unit” and together, the “Units”), with each Unit consisting of (A) one share of the Series A Preferred Stock of the Company, par value $0.001 per share (the “Series A Preferred”) and (B) one warrant (each, a “Net Income Warrant,” and collectively, the “Net Income Warrants”) to purchase 0.30 of a share of Series A Preferred.  The Net Income Warrants are exercisable only if the Company fails to achieve thresholds of net income before certain expenses in its audited income statement for the 2010 fiscal year.  If the Net Income Warrants become exercisable, they have a cashless exercise feature.  A copy of the Securities Purchase Agreement is filed as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on April 22, 2010 and incorporated herein by reference.

In connection with the transactions contemplated by the Securities Purchase Agreement, the Company filed with the Secretary of State of the State of Nevada a Certificate of Designation of the Preferences, Rights, Limitations, Qualifications and Restrictions of the Series A Preferred (the “Certificate of Designation”) on April 27, 2010, which designated 6,800,000 shares of Series A Preferred Stock.  A summary of the rights, preferences, limitations, qualifications and restrictions of the Company’s Series A Preferred Stock holders was included in Item 1.01 of the Company’s Form 8-K filed with the Commission on April 22, 2010 and incorporated herein by reference.  A copy of the Certificate of Designation of the Series A Preferred is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

The Units were issued in a private transaction pursuant to the “safe harbor” for the private offering exemption under Section 4(2) of the Securities Act of 1933 (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder to accredited investors as defined under Rule 501(a) of the Securities Act.

The Company intends to use the proceeds from the Units for the following purposes: (i) potential acquisitions of drug products and pipeline assets, (ii) working capital, (iii) payment of fees of consultants of the Company, (iv) reimbursement of fees of the Purchaser in the contemplated transaction, and (v) repayment of certain outstanding obligations of the Company or its subsidiaries.

In addition, the Company, pursuant to the Securities Purchase Agreement, entered into the Investor Rights Agreement dated April 28, 2010 by and among the Company, the Purchaser and the Key Stockholder (the “Investor Rights Agreement”) and the Voting Agreement dated April 28, 2010 by and among the Company, the Purchaser and the Key Stockholder (the “Voting Agreement”).  The Investor Rights Agreement and the Voting Agreement are described as follows:

Investor Rights Agreement

The Company, the Purchaser and the Key Stockholder entered into the Investor Rights Agreement, under the terms of which the Company agreed to file on or prior to the 60th day following the Closing Date with the Commission a registration statement covering the resale of the Series A Preferred, the Common Stock issuable upon conversion of the Series A Preferred, the Series A Preferred issuable upon exercise of the Net Income Warrants (the “Warrant Shares”), and the Common Stock issuable upon conversion of the Warrant Shares, subject to certain adjustments.  The registration rights granted under the Investor Rights Agreement are subject to customary exceptions and qualifications and compliance with certain registration procedures. A copy of the Investor Rights Agreement is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Voting Agreement

The Company, the Purchaser and the Key Stockholder entered into the Voting Agreement, under the terms of which the Key Stockholder agreed to vote, or cause to be voted, at any meeting of stockholders of the Company or act by written consent of stockholders in lieu of a meeting, all shares of capital stock of the Company owned by the Key Stockholder in favor of, amongst other actions, the election to the Board of Directors of the Company of one person designated by the Purchaser on behalf of the Purchaser, who shall initially be Dr. Nancy Chang, and one independent member of the Board, so long as the Purchaser beneficially owns at least five percent of the Company’s outstanding shares of Common Stock on an as-converted basis.  A copy of the Voting Agreement is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

See Item 1.01 above, which is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

See Item 1.01 above, which is incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Securities Purchase Agreement and the Voting Agreement described in Item 1.01 above, the sole director of the Company increased the number of directors that shall constitute the Company’s Board of Directors from one to three and appointed Dr. Nancy Chang to serve as a director of the Company as of the Closing Date.  Dr. Chang serves as the Chairman and Senior Managing Director of the Purchaser.  See Item 1.01 above, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 1.01 above, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Certificate of Designation of the Preferences, Rights Limitations, Qualifications and Restrictions of the Series A Convertible Preferred Stock of the Company.

10.1	Investor Rights Agreement dated April 28, 2010 by and among the Company, the Purchaser and the Key Stockholder.

10.2	Voting Agreement dated April 28, 2010 by and among the Company, the Purchaser and the Key Stockholder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUN RUN BIOTECHNOLOGY, INC.
(Registrant)

Dated: May 6, 2010	By:	/s/ Xiaoqun Ye
Name: Xiaoqun Ye
Title: Chief Executive Officer